CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of JPMorgan Trust I of our reports dated April 24, 2024, relating to the financial statements and financial highlights for the funds constituting JPMorgan Trust I listed in Appendix A (the “Funds”), which appear in the Funds’ Annual Report on Form N-CSR for the year ended February 29, 2024. We also consent to the references to us under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

New York, New York

June 20, 2024

Appendix A

JPMorgan 100% U.S. Treasury Securities Money Market Fund	For the year ended February 29, 2024

JPMorgan California Municipal Money Market Fund	For the year ended February 29, 2024

JPMorgan California Tax Free Bond Fund	For the year ended February 29, 2024

JPMorgan Corporate Bond Fund	For the year ended February 29, 2024

JPMorgan Emerging Markets Debt Fund	For the year ended February 29, 2024

JPMorgan Federal Money Market Fund	For the year ended February 29, 2024

JPMorgan Floating Rate Income Fund	For the year ended February 29, 2024

JPMorgan Global Bond Opportunities Fund	For the year ended February 29, 2024

JPMorgan Income Fund	For the year ended February 29, 2024

JPMorgan National Municipal Income Fund	For the year ended February 29, 2024

JPMorgan Managed Income Fund	For the year ended February 29, 2024

JPMorgan New York Municipal Money Market Fund	For the year ended February 29, 2024

JPMorgan New York Tax Free Bond Fund	For the year ended February 29, 2024

JPMorgan Prime Money Market Fund	For the year ended February 29, 2024

JPMorgan Short Duration Core Plus Fund	For the year ended February 29, 2024

JPMorgan Strategic Income Opportunities Fund	For the year ended February 29, 2024

JPMorgan Tax Free Money Market Fund	For the year ended February 29, 2024

JPMorgan Total Return Fund	For the year ended February 29, 2024

JPMorgan Unconstrained Debt Fund	For the year ended February 29, 2024

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